MontCrest Energy Inc.
320 Hemphill Street
Fort Worth, TX 76104
817-916-4983

TAYLOR-MEI # 113 & TAYLOR # 115 PURCHASER AGREEMENT, AND BILL OF SALE

Date: 5/25/12

Attn: Gregory Rotelli, CEO, and President of Independence Energy Corp

MontCrest Energy, Inc is offering, on a "Completed Basis," up to two point five (2.5) Units in the two (2) wells, the Taylor - MEI # 113, and Taylor – MEI # 115, on our Taylor Lease in Coleman County, Texas at the purchase price of $**33,000.00** per Unit. Each Unit will be representative of one percent (1%) Working Interest on a seventy percent (70%) Net Revenue Interest in the Taylor-MEI #113 and Taylor-MEI #115 Wells, which will constitute the two (2) Wells under this agreement. This will consist of twenty (20) net mineral acres, more or less, (20 +/-), surrounding each Well (Taylor - MEI #113, and the Taylor - MEI #115) above the measured depth of four thousand (4,000) feet. The wells are located within T.&N.O.R.R Survey No. 28, Abstract 1667 in Coleman County, Texas and more particularly described on Exhibit "A", and attached hereto and incorporated herein (hereinafter "the Lease"), including certain oil and gas well bores known as the Taylor-MEI # 113, and The Taylor – MEI # 115 (hereinafter "the Wells").

MontCrest Energy, Inc. is in search of commercially producible oil and gas from the Gardner formation, under the Lease (hereinafter "the Objective Formation"), at a Depth of less than 3,800 feet. MontCrest Energy, Inc. has set the minimum purchase of Offered Units at one (1) Unit being a flat lump sum amount of $**33,000.00** ("the Unit Purchase Price") on a "Completed Basis". "Completed Basis" shall mean that all costs accrued through the initial completion of the Well in the Objective Formation are included the Offered Unit Purchase Price, and that any costs associated with exploration for oil and gas and/or completions in other formations or zones, other than the Objective Formation, shall be borne by the Purchaser of the Program Units on a pro rata basis in proportion to the number of Units purchased (See Exhibit "C" Terms And Definitions). For all exploration for oil and gas and/or completions in other formations or zones, other than the Objective Formation, MontCrest Energy, Inc. shall provide the Purchaser of the Program Units with an AFE (See Blank AFE, Exhibit "B"), and the Purchaser of the Program Units shall be billed on a pro rata basis for any costs associated with exploration for oil and gas and/or completions in other formations or zones, other than the Objective Formation, in proportion to the Program Units purchased. In the event that that the Purchaser of the Offered Program Units fails or elects not to participate in connection with exploration for oil and gas and/or completions in other formations or zones, other than the Objective Formation, or otherwise fails to tender to MontCrest Energy, Inc. its' pro rata share of costs based upon the Purchaser Program Units purchased, the Purchaser of the Program Units may be forfeited at MontCrest Energy, Inc.'s sole discretion, including without limitation, the Purchaser of the Offered Program Units in the Lease and the Program Wells.

All correspondence between the Purchaser of the Offered Program Units and MontCrest Energy, Inc. in connection with exploration for oil and gas and/or completions in other formations or zones, other than the Objective Formation will be done by phone, fax, and certified mail return receipt requested, or alternately, by with the Purchaser's agreement, electronic mail with receipt requested.

MontCrest Energy, Inc. represents, warrants and covenants that MontCrest Energy, Inc. has full right and authority to execute and deliver to you, the Purchaser individual assignments of an undivided **TWO POINT FIVE** percent **(2.5%)** Working Interest of a 100% Gross Working Interest based upon a seventy percent (70%) Net Revenue Interest in the wells (Taylor - MEI #113 & Taylor - MEI #115). Further, MontCrest Energy, Inc. represents, warrants and covenants that MontCrest Energy, Inc. has not over-sold or attempted to over-sell, or over-pledge, or otherwise over-hypothecate, the Working Interest in the Lease. In addition, MontCrest Energy, Inc. represents, warrants and covenants that no suits, litigation, or proceedings are pending, or to MontCrest Energy, Inc.'s knowledge, threatened against MontCrest Energy, Inc. with respect to the Lease, nor does MontCrest Energy, Inc know of, or have reasonable grounds to know, of any basis

for any such suits, litigation, or proceedings relative to the Lease. However, MontCrest Energy, Inc. makes no representation, or warranties of any kind as to the productivity of the Well(s) in the Objective Formation, project data, or interpretations, including without limitation, fitness for a particular purpose, merchantability, geological accuracy, or hydrocarbon production potential. Further, MontCrest Energy, Inc. hereby disclaims any, and all such representations, or warranties, and use of the project or interpretations by you the Purchaser, and any action taken by you the Purchaser or MontCrest Energy, Inc. Exploration for oil and gas and/or shall be based solely on you the Purchaser and the judgment of your advisors, if any, and neither MontCrest Energy, Inc., nor its successors, and assignors, shall be liable, or otherwise responsible to you the Purchaser for any loss, cost, damages, or expense whatsoever, including incidental, or consequential damages incurred, or sustained by use of the Well project data, or interpretations, regardless of whether or not such loss, cost, damages, or expense found to result in whole or in part from MontCrest Energy, Inc., sole or concurrent negligence, or fault.

MontCrest Energy, Inc. expressly reserves the exclusive right, with respect to any Working Interests retained and controlled by the MontCrest Energy, Inc. to, in the future (a) sell to other independent oil and gas companies which express an interest in participating in the development of the Lease, including without limitation, the Well, or (b) hold any of its Working Interests for its own account, or (c) sell any of its Working Interests to other persons or entities on the same terms and conditions set forth herein.

In consideration of your qualification as suitable, accredited and sophisticated Purchaser, and your execution of this **Agreement, And Bill Of Sale** providing for full payment, immediately, in the amount of **EIGHTY TWO THOUSAND FIVE HUNDRED DOLLARS AND NO CENTS ($82,500.00)** (hereinafter "your UNIT Purchase Price") to MontCrest Energy, Inc., MontCrest Energy, Inc. agrees that it will sell to you from the Offered Units, undivided **TWO POINT FIVE** percent **(2.5%)** Working Interest (hereinafter "your WI Percentage") in the Lease(s) and the Well(s), described on Exhibit "A", on a "Turnkey Basis." In consideration of MontCrest Energy, Inc. selling you your Program Units for the Purchase Price, you agree to execute the Joint Operating Agreement (hereinafter "JOA") with MontCrest Energy, Inc., contemporaneously with the execution of this Agreement, and Bill of Sale. MontCrest Energy, Inc. expressly reserves the exclusive right, with respect to any of the units retained and controlled by the MontCrest Energy, Inc. to, in the future (a) sell to other independent oil and gas companies which express an interest in participating in the development of the Taylor - MEI Lease, including without limitation, the Well(s), or (b) hold any of its Working Interests for its own account, or (c) sell any of its Working Interests to other persons or entities on the same terms and conditions set forth herein.

ACKNOWLEDGEMENTS

The Undersigned Parties each acknowledge that:

(a) This Agreement shall not be construed to create or perpetuate any kind of partnership, joint venture, joint enterprise, agency relationship or association, or to render the parties liable as partners, co-venturers, or principals. In their relations with each other under this agreement, the Undersigned Parties to this Agreement shall not be considered fiduciaries or to have established a confidential relationship but rather shall be free to act on an arms-length basis in accordance with their own respective self-interest, subject, however, to the obligation of the Undersigned Parties to act in good faith with each other with respect to activities hereunder. All of the rights, duties, and obligations of the Undersigned Parties hereto shall, at all times, remain separate, and not joint or collective.

(b) The Undersigned Parties to this Agreement elect to be excluded from the application of all the provisions of Subchapter K Chapter 1 Subtitle (a) of the Internal Revenue Code of 1954, as permitted, and authorized by Section 7671 of said Code, and the regulations promulgated there under.

(c) The Undersigned Parties have each obtained any required consents or approvals to the terms of this Agreement from their respective partners, officers, directors, and members, and that each has the full right to execute this Agreement and any other documents to effectuate the terms of this Agreement, without the consent of any other party.

(d) The Undersigned Parties to this Agreement acknowledge that this Agreement and its referenced Exhibits binds the Undersigned Parties hereto and their respective heirs, and assignors, and the terms and provisions shall constitute covenants running with the title, and the Lease, including the Well.

(e) The Undersigned Parties to this Agreement acknowledge that the initial completion of the Well in the Objective Formation, and any exploration for oil and gas and/or completions in other formations or zones, other than the Objective Formation, shall be carried out as a reasonably prudent operator manner would, and that MontCrest Energy, Inc. will cause same to be carried out on its own, or by other contractors of MontCrest Energy, Inc. exclusive election and selection.

(f) The Undersigned Parties acknowledge that exclusive venue arising out of a dispute regarding this Agreement shall be in a court of competent jurisdiction in Tarrant County, Texas.

(g) The Undersigned Parties to this Agreement acknowledge that the successful party in any dispute arising under this Agreement and all of its referenced Exhibits, or any other document related to the Lease described on Exhibit "A" and the Well, shall be entitled to recover reasonable attorneys fees and costs of court.

(h) The Undersigned Parties to this. Agreement acknowledge that a scanned image of this Agreement and all of its referenced Exhibits may be used to prove the existence and terms of this Agreement and all of its referenced Exhibits and each waive the right to authentication and production of the original documents under the best evidence rule in connection with any dispute arising there-under.

(i) The Undersigned Parties to this Agreement acknowledge that this Agreement, and the Joint Operating Agreement, set forth the entire agreement of the Undersigned Parties, and in the event of a conflict between the Joint Operating Agreement and this Agreement, this Agreement shall control as between the Undersigned Parties.

(j) The Undersigned Parties to this Agreement acknowledge that Black Strata, LLC shall be the operator of record on the TAYLOR Lease(s)/Well(s).

(k) The Undersigned Parties to this Agreement represents warrants and covenants to the other that any and all disputes arising under or relating to this Agreement or the engagement and services related thereto will be submitted to and finally resolved by arbitration under the rules of The American Arbitration Association (AAA) then in effect. There shall be one arbitrator and the arbitrator shall be chosen by mutual agreement or in accordance with the AAA rules. Both Parties to be bound by this provision and the results of such arbitration. Both Parties understand and agree that each has the right to consult independent counsel regarding this provision and that if accepted, this provision will eliminate each Party's right to a jury trial in any and all disputes by and between the Parties.

THIS AGREEMENT SHALL BE INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, TO THE FULLEST EXTENT PERMITTED BY LAW. THE PARTIES CONSENT TO EXCLUSIVE JURISDICTION AND VENUE IN THE STATE OF TEXAS AND COUNTY OF TARRANT IF ANY DSIPUTE IS DETERMINED TO BE NON-ARBITRABLE UPON A CLAIM THAT IS FILED BY ANY PARTY RELATING TO THIS AGREEMENT. ALL RIGHTS, DUTIES, AND OBLIGATIONS UNDER THIS AGREEMENT ARE PAYABLE AND ENFORCEABLE IN TARRANT COUNTY, TEXAS.

Important notice: MontCrest Energy, Inc. is a regional oil and gas company and it does not give advice on the risks of investments, and is not authorized to carry on investment business under any state or federal law. Before investing in a project about which information is provided by MontCrest Energy, Inc. potential investors are strongly recommended to take advice from a person who specializes in advising on oil and gas investments of this nature.

If you are financially responsible, familiar with oil and gas investments, you have read and understand this Agreement and all of its referenced Exhibits, you are a suitable, accredited and sophisticated Puchaser(s), and this Agreement and all of its referenced Exhibits accurately sets out the terms of your Agreement with MontCrest Energy, Inc., please indicate your acceptance in the spaces provided in this Agreement and all of its referenced Exhibits where indicated and provide a fully executed original of this Agreement and all of its referenced Exhibits to MontCrest Energy, Inc.' s office within five (5) days along with your check or wiring information. Upon receipt of funds, an original duly executed copy of this Agreement and all of its referenced Exhibits will be returned to you.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

ACCEPTANCE AND BILL OF SALE

IN WITNESS WHEREOF, THIS AGREEMENT HAS BEEN RECEIVED, READ, EXECUTED, AND CERTIFIED THIS __29th___ DAY OF ___June________, 2012.

By: _/s/ Gregory Rotelli____ May 29, 2012

Gregory Rotelli, CEO, and President of Independence Energy Corp Date
3020 Old Ranch Parkway
Suite 300
Seal Beach, California 90740

MontCrest Energy, Inc., on behalf of the Taylor - MEI # 113, and the Taylor – MEI # 115, hereby acknowledges receipt of funds in the amount of $82,500.00 as the Purchase Price for your TWO POINT FIVE percent (2.5%) WI in the Taylor - MEI # 113, and the Taylor – MEI # 115.

By: _/s/ Douglas E. Forrest_____________________________________ May 29, 2012
Douglas E. Forrest Date
MontCrest Energy, Inc.
320 Hemphill Street
Fort Worth, Texas 76104
Telephone: (817) 916- 4983
Facsimile: (817) 810- 0499

STATE OF _______________ §
COUNTY OF ______________ §

This instrument was acknowledged before me on this __ day of ________, 2012, by Gregory Rotelli, on behalf of Independence Energy Corp.

____

Notary Public, State of ___________________________

STATE OF TEXAS §
COUNTY OF TARRANT §

This instrument was acknowledged before me on this ___ day of __________, 2012, by Douglas E. Forrest, on behalf of MontCrest Energy, Inc.

____
Notary Public, State of Texas

EXHIBIT "A"
LEGAL DESCRIPTION


PH. (325) 673-3704
COJER SURVEYING, INC.
1165 LYTLE WAY, SUITE B
ABILENE, TEXAS 79602
FAX (325) 675-6929
LOCATION PLAT
COLEMAN COUNTY, TEXAS
J.V. MASSEY
SECTION 5
A-540
BLACK STRATA LLC
338.5 ACRES
TAYLOR- MEI LEASE
VOLUME 29, PAGE 830
OFFICIAL PUBLIC RECORDS
COLEMAN COUNTY, TEXAS
J.P. STONE
SECTION 6
T&NO RY CO
SECTION 29
BLOCK 2
GLO#-534
T&NO RY CO
SECTION 28
BLOCK 2
A-1667
GLO#-42888
T&NO RY CO
SECTION 28
BLOCK 2
A-1667
GLO#-42888
T&NO RY CO
SECTION 23
BLOCK 2
GLO#-523
GRAPHIC SCALE
T&NO RY CO
SECTION 30
BLOCK 2
T&NO RY CO
SECTION 27
BLOCK 2
T&NO RY CO
NW 1/4
SECTION 27
BLOCK 2
THIS SURVEY WAS PERFORMED WITHOUT THE BENEFIT OF A CURRENT TITLE COMMITMENT. EASEMENTS AND OR OTHER MATTERS MAY APPLY.
BLACK STRATA LLC
TAYLOR-MEI LEASE
WELL #113 LOCATION
COPYRIGHT 2011

PH. (325) 673-3704

COJER SURVEYING, INC.
1165 LYTLE WAY, SUITE B
ABILENE, TEXAS 79602

FAX (325) 675-6929

LOCATION PLAT
COLEMAN COUNTY, TEXAS


BLACK STRATA LLC
338.5 ACRES
TAYLOR- MEI LEASE
VOLUME 35, PAGE 272
OFFICIAL PUBLIC RECORDS
COLEMAN COUNTY, TEXAS
J.V. MASSEY
SECTION 5
A-540
J.P. STONE
SECTION 6
A-1126
GLO#-7586
T&NO RY CO
SECTION 29
BLOCK 2
A-661
GLO#-534
T&NO RY CO
SECTION 28
BLOCK 2
A-1687
GLO#-42888
T&NO RY CO
SECTION 28
BLOCK 2
A-1687
GLO#-42888
T&NO RY CO
SECTION 23
BLOCK 2
GLO#-523
MEI#115
1200
600
0
GRAPHIC SCALE
40 ACRE ZONE
T&NO RY CO
N1/2 OF NE1/4
SECTION 30
A-977
T&NO RY CO
SECTION 27
BLOCK 2
A-551
GLO#-524
T&NO RY CO
NW 1/4
SECTION 27
BLOCK 2
GLO#-2059

WELL IS 2.4 MILES WEST OF NOVICE, TX
LOC. IS 3549' FNL & 456' FEL OF SECTION 28
LOC. IS 2256' FWL & 1462' FSL OF THE LEASE
TEXAS CENTRAL ZONE
NAD 27 X=2210321.587 Y=844005.762
NAD 83 N=10587456.45 E=2508990.20
NAD 83 LAT. 32°59'17.11" LONG. -99°39'17.07"
ELEVATION: 1594

THIS SURVEY WAS PERFORMED WITHOUT THE BENEFIT OF A CURRENT TITLE COMMITMENT. EASEMENTS AND OR OTHER MATTERS MAY APPLY.

BLACK STRATA LLC
TAYLOR-MEI LEASE
WELL #115 LOCATION

THIS PLAT MAY NOT SHOW ALL EXISTING EASEMENTS. CONTRACTORS ARE RESPONSIBLE FOR LOCATING ALL EASEMENTS.

THIS SURVEY WAS MADE FOR THE BENEFIT OF THE ENTITY OR PERSONS NAMED HEREIN. ANY USE BY OTHERS THAT DO NOT APPEAR ON THIS SURVEY IS STRICTLY PROHIBITED.

Job No: 11_1007 Date: SEPT 12, 2011	Drawing Path: CADserver\DRAWING_2011\11_1007_TAYLOR_LEASE\PLATS Drawing Name: 11_1011_TAYLOR_MEI115_INVESTMENT_ZONES.dwg TAB: TAYLOR_MEI_115	Drawn by: BES

EXHIBIT "B"
Blank AFE

MontCrest Energy, Inc

Owner	Black Strata, LLC	Well Name:	MEI # 113	Date:	
Location:	3 Miles W. Novice	County:	Coleman	State:	Tx
Field:	Hrubetz	Formation:	Ellenburger	Depth:	4650 +/-

Code	DRILLING	Time in days:			Tangible	Intangible	Total Cost
D1	Survey, Build Site, Road & Surface Damages						$0
D2	Conductor Casing	",	'@	per foot			$0
D3	Cement, Accessories & Service						$0
D4	Rat & Mouse Hole						$0
D5	Surface Casing	",	'@	per foot			$0
D6	Cement, Accessories & Service						$0
D7	Protective Casing	",	'@	per foot			$0
D8	Cement Acessories & Service						$0
D9	Drilling Liner	",	@	per foot			$0
D10	Cement, Accessories, Hanger, & Service						$0
D11	Drilling Liner II	",	@	per foot			$0
D12	Cement, Accessories, Hanger, & Service						$0
D13	Casing Heads, Valves & Fittings						$0
D14	Mud, Water, Oil & Chemicals						$0
D15	Mud Hydrocarbon Logging	days	@	per day			$0
D16	Formation Testing	tests	@	per test			$0
D17	Electrical Logging						$0
D18	Daywork On Contract	days	@	per day			$0
D19	Footage On Contract	feet	@	per foot			$0
D20	Rig Mobilization						$0
D21	Air Drilling Equipment	days	@	per day			$0
D22	Fuel	days	@	per day			$0
D23	Directional Equipment & Supervision	days	@	per day			$0
D24	Special Tools, Bits & Rentals						$0
D25	Supervision, Engineering	days	@	per day			$0
D26	Supervision, Geological	days	@	per day			$0
D27	Drilling Overhead						$0
D28	Blowout Insurance	feet	@	per foot			$0
D29	Misc. Services, Supplies & Labor						$0
	Total Drilling Costs				$0	$0	$0
	ABANDONMENT						
	Cost To Abandon						
	Total Dry Hole Costs						
	COMPLETION	Time in days:					
C1	Production Casing/Liner	"	'@	per foot			$0
C2	Cement, Accessories & Service w/Hanger						$0
C3	Casing Heads, Valves & Fittings						$0
C4	Packers, Accessories & Service						$0
C5	Production Tubing	"	'@	per foot			$0
C6	Perforating Service & Logs						$0
C7	Treating Services & Supplies (acid and frac)						$0
C8	Well Servicing Rig	days	@	per day			$0
C9	Artificial Lift Facilities, Type						$0
C10	Supervision, Engineering	days	@	per day			$0
C11	Special Tools, Bits & Rentals						$0
C12	Misc. Services, Supplies & Labor						$0
	Total Completion Cost				$0	$0	$0
	LEASE FACILITIES						
F1	Build Site & Road						$0
F2	Tanks & Accessories (2-210 bbl & 1 210 FG)						$0
F4	Jack, Seporator, & Accessories						$0
F5	Line Pipe, Flow & Other						$0
F6	Valves & Fittings						$0
F7	Supervision, Engineering	days	@	per day			$0
F8	Misc. Services, Supplies & Labor						$0
	Total Lease Facilities Cost				$0	$0	$0
	SUMMARY OF COST						
	Drilling Cost						
	Completion Cost						
	Total				$0	$0	$0
	Lease Facilities Cost						
	Contingiencies						$0
	GRAND TOTAL COST				$0	$0	$0

EXHIBIT "C"
TERMS AND DEFENITIONS

AFE - Authorization for Expenditure. An economic form used by industries to break down the actual cost of doing a given project.

Completed Basis – Shall mean that all costs accrued through the initial completion of the Well in the Objective Formation are included the Offered Unit Purchase Price.

Commercially Productive - The amount of Oil, Natural Gas, or a Combination of both that a formation must produce daily to cover costs of Operation, as well as provide compensation to interest holders. MontCrest Energy, Inc., defines Commercially Productive to be 10 BOPD, 100 MCFPD, or in a combination 10 BOEPD for $50 a barrel oil. This production figure is subject to change as market prices fluctuate.

NRI - Net Revenue Interest. A share of production after all burdens, such as royalty and overriding royalty, have been deducted from the working interest. It is the percentage of production that each party actually receives.

Objective Formation – Geological formation target as set forth in this Agreement.

Pro Rata – Proportionate Share.

T.D. – Total Depth.

Turnkey Basis - shall mean that all costs accrued through the initial completion of the Well in the Objective Formation are included in the Offered WI Percentage Point Purchase Price.

Working Interest - A percentage of ownership in an oil and gas lease granting its owner the right to explore, drill and produce oil and gas from a tract of property. Working interest owners are obligated to pay a corresponding percentage of the cost of leasing, drilling, producing and operating a well or unit. After royalties are paid, the working interest also entitles its owner to a share in production revenues with other working interest owners, based on the percentage of working interest owned.